UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2024

GENERAL MOTORS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265 -3000
(Address of principal executive offices)	(Zip Code)

(313) 667-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On October 4, 2024, the Board of Directors (the “Board”) of General Motors Company (the “Company”) approved amendments to the Company’s Bylaws (the “Amended and Restated Bylaws”), which became effective immediately. The Amended and Restated Bylaws were amended to remove the requirement that a director nominated by a shareholder pursuant to the proxy access provisions of the Company’s Bylaws (such director, a “shareholder nominee”) must provide an irrevocable resignation letter that would become effective upon a determination by the Board (or any committee thereof) that (i) the information provided to the Company with respect to such shareholder nominee was untrue in any material respect or omitted to state a material fact necessary in order to make the statements made not misleading, or (ii) such shareholder nominee (or shareholder who nominated such shareholder nominee) failed to comply with any obligation owed to or breached any representation made under or pursuant to the Bylaws. The Amended and Restated Bylaws also include certain administrative and clarifying updates.

The foregoing description of the amendments to the Amended and Restated Bylaws are qualified in its entirety by reference to the text of the Amended and Restated Bylaws. The Amended and Restated Bylaws, along with a copy marked to show changes from the prior version, are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description

3.1	General Motors Company Amended and Restated Bylaws, as amended and restated on October 4, 2024

3.2	General Motors Company Amended and Restated Bylaws, marked to show amendments effective as of October 4, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)

	By:	/s/ John S. Kim
Date: October 9, 2024		John S. Kim Assistant Corporate Secretary